Exhibit 10.9

                                    GUARANTEE


      This GUARANTEE (this "Guarantee"), dated as of August 1, 2007, is by GoAmerica, Inc., a Delaware corporation (the "Guarantor"), in favor of Stellar Nordia Services LLC, a Delaware corporation ("Stellar").

                              W I T N E S S E T H :


      WHEREAS, Acquisition 1 Corp., a Delaware corporation (the "Subsidiary"), has entered into a Managed Services Agreement with Stellar of even date herewith (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "MSA"), whereby Stellar has agreed to provide certain services to the Subsidiary, and the Subsidiary has agreed to pay for such services pursuant to the terms and conditions set forth in the MSA; and

      WHEREAS, the Subsidiary is wholly owned by the Guarantor; and

      WHEREAS, substantial benefits will accrue to the Guarantor as a result of the consummation of the MSA; and

      WHEREAS, it is a condition to the obligations of Stellar under the MSA that Guarantor shall have executed and delivered this Guarantee to Stellar;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees in favor of Stellar as follows:

      1.    Guarantee.

            (a) The Guarantor absolutely and unconditionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of all of the Obligations (as defined below) of the Subsidiary under the MSA (which are collectively referred to herein as the "Guaranteed Obligations"). As used herein, "Obligations" means all obligations and liabilities of the Subsidiary to Stellar, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with, the MSA, including interest which, but for the filing of a petition in bankruptcy with respect to the Subsidiary, would have accrued on any Guaranteed Obligations, whether or not a claim is allowed against the Subsidiary for such interest in the related bankruptcy proceeding.

            (b) This Guarantee is a guaranty of payment and not of collection. The Guarantor agrees that Stellar need not attempt to collect any Guaranteed Obligations from

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the  Subsidiary,  but may require the  Guarantor  to make  payment of all of the
Guaranteed Obligations when due or at any time thereafter. Stellar shall apply any amounts received by Stellar from the Guarantor in respect of the Guaranteed Obligations (i) first, to the payment of the costs and expenses of any collection or other realization under this Guarantee including all of the reasonable costs, fees and expenses of Stellar, its agents and counsel and (ii) second, to the extent of any excess, to the Guaranteed Obligations.

      2.    Waivers and Consents.

            (a) Notice of acceptance of this Guarantee and of the presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which the Subsidiary or the Guarantor may be entitled are hereby waived by the Guarantor. The Guarantor also waives notice of and hereby consents to (i) any amendment, modification, supplement, extension, renewal or restatement of the MSA that is signed by an authorized officer of the Subsidiary, and the guarantee made herein shall apply to the MSA and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the exercise of, or refraining from the exercise of, any rights against the Subsidiary, and (iii) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations. The Guarantor agrees that the liability of the Guarantor hereunder shall not be released or otherwise impaired or affected by any of the foregoing.

            (b) No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guarantee, nor shall any other circumstance that might otherwise constitute a defense available to or legal or equitable discharge of the Subsidiary in respect of any of the Guaranteed Obligations, affect, impair or be a defense to this Guarantee. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to the Subsidiary under the United States Bankruptcy Code or any similar statute, the Guarantor shall be liable therefor, even if the Subsidiary's liability for such amounts does not, or ceases to, exist by operation of law. The Guarantor acknowledges that Stellar has not made any representations to the Guarantor with respect to the Subsidiary or otherwise in connection with the execution and delivery by the Guarantor of this Guarantee and the Guarantor is not in any respect relying upon Stellar or any statements by Stellar in connection with this Guarantee.

            (c) Until the Guaranteed Obligations are paid and performed in full, the Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Subsidiary for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect to sums paid or payable to Stellar by the Guarantor hereunder, and the Guarantor hereby further irrevocably and unconditionally waives and relinquishes


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

any and all other benefits that the Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from the Guarantor or the Subsidiary upon the Guaranteed Obligations or realized from their property.

      3. Subordination. All amounts now or hereafter owed to the Guarantor by the Subsidiary are hereby subordinated in right of payment to the indefeasible payment in full to Stellar of the Guaranteed Obligations.

      4. Termination. This Guarantee is continuing, unlimited, absolute and unconditional. All Guaranteed Obligations shall be conclusively presumed to have been created in reliance on this Guarantee. This Guarantee may not be terminated and shall continue so long as the MSA shall be in effect.

      5. Reinstatement. If after receipt of any payment of any of the Guaranteed Obligations, Stellar is required to surrender or return such payment or proceeds to any person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guarantee shall continue in full force and effect as if such payment or proceeds had not been received by Stellar. The Guarantor shall be liable to pay to Stellar, and does indemnify and hold Stellar harmless for, the amount of any payments or proceeds surrendered or returned. This Section 5 shall remain effective notwithstanding any contrary action that may be taken by Stellar in reliance upon such payment or proceeds. This Section 5 shall survive the termination or revocation of this Guarantee.

      6. Amendments and Waivers. Neither this Guarantee nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Stellar and the Guarantor. Stellar shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Stellar. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Stellar of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy that Stellar would otherwise have on any future occasion, whether similar in kind or otherwise.

      7. Corporate Existence, Power and Authority. The Guarantor is a corporation duly organized and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation and in good standing in all states where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation

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

or businesses of the Guarantor or the rights of Stellar hereunder or under the MSA. The execution, delivery and performance of this Guarantee are within the corporate powers of the Guarantor, have been duly authorized and are not in contravention of law or the terms of the certificate of incorporation or by-laws of the Guarantor, or any indenture, agreement or undertaking to which the Guarantor is a party or by which the Guarantor or its property are bound. This Guarantee constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

      8. Set Off. In addition to any other rights Stellar may have under law or in equity, if any amount shall at any time be due and owing by the Guarantor to Stellar under this Guarantee, Stellar is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all indebtedness of Stellar owing to the Guarantor and any other property of the Guarantor held by Stellar to or for the credit or the account of the Guarantor against and on account of the Guaranteed Obligations and liabilities of the Guarantor to Stellar under this Guarantee.

      9. Expenses. The Guarantor agrees to pay, or cause to be paid, on demand, and to save Stellar harmless against liability for, any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred or expended by Stellar in connection with the reasonable enforcement of or preservation of any rights under this Guarantee.

            10. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

            (a) This Guarantee, and the rights and obligations of the Guarantor and Stellar hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

            (b) The Guarantor and Stellar hereby voluntarily submit and consent to, and waive any defense to, the exclusive jurisdiction of the federal or state courts located in the State of New York, County of New York as to all matters relating to or arising from this Guarantee with respect to any action instituted therein arising under this Guarantee or the MSA in any way connected with or related or incidental to the dealings of the Guarantor and Stellar in respect of this Guarantee, and agree that any dispute arising out of the relationship between the Guarantor or the Subsidiary and Stellar or the conduct of any such persons in connection with this Guarantee or the MSA may be heard in the courts described above.

            (c) The Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages

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

hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Stellar's option, by service upon the Guarantor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, the Guarantor shall appear in answer to such process, failing which the Guarantor shall be deemed in default and judgment may be entered by Stellar against the Guarantor for the amount of the claim and other relief requested.

            (d) THE GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS GUARANTEE OR ANY OF THE RELATED AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE GUARANTOR AND STELLAR IN RESPECT OF THIS GUARANTEE OR THE MSA, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY THE GUARANTOR OR STELLAR MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR AND STELLAR TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            11. Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder shall be in writing and shall be deemed to have been given (a) upon personal delivery, if delivered by hand, (b) eight (8) business days after the date of deposit in the mails, postage prepaid, if mailed by certified or registered mail, or (c) the next business day if sent by a prepaid overnight courier service, and in each case at the respective addresses set forth below or such other address as such party may have fixed by notice:

                     If to Stellar, addressed to:

                               Stellar Nordia Services LLC
                               Attn: Bernard Durocher, President
                               3100 Cote Vertu Boulevard
                               Suite 510
                               St-Laurent, Quebec
                               Canada H4R2J8

                     and with a copy (which shall constitute notice) to:

                               Cindy Pagel and/or Anne Rousseau


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

                               c/o 130 East John Carpenter Freeway
                               Irving, TX 75062

                     If to Guarantor, addressed to:

                               GoAmerica, Inc.
                               433 Hackensack Avenue, 3rd Floor
                               Hackensack, New Jersey  07601
                               Facsimile:  (201) 527-1084
                               Attention:  Daniel R. Luis, CEO

                     with a copy (which shall not constitute notice) to:

                               Chadbourne & Parke LLP
                               1200 New Hampshire Avenue, N.W.
                               Suite 300
                               Washington, DC  20036
                               Facsimile:  (202) 974-5602
                               Attention:  Dana Frix, Esq.

      12. Partial Invalidity. If any provision of this Guarantee is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guarantee as a whole, but this Guarantee shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

      13. Entire Agreement. This Guarantee represents the entire agreement and understanding of the parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

      14. Successors and Assigns. This Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of Stellar and its successors, endorsees, transferees and assigns. The Guarantor shall not assign this Guarantee or any of the rights or obligations of the Guarantor hereunder without the prior written consent of Stellar which shall not be unreasonably withheld. Stellar may, without notice or consent, assign its interest in this Guarantee in whole or in part. The terms and provisions of this Guarantee shall inure to the benefit of any transferee or assignee of Stellar's rights and obligations under the MSA, and in the event of such transfer


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or assignment  the rights and  privileges  herein  conferred  upon Stellar shall automatically extend to and be vested in such transferee or assignee.

      15. Construction. All references to the term "Guarantor" wherever used herein shall mean the Guarantor and its successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for any the Guarantor or any of its respective assets or the Guarantor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code); all references to the term "Subsidiary" wherever used herein shall mean the Subsidiary and its successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for the Subsidiary or any of its assets or the Subsidiary in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code); and all references to the term "Stellar" wherever used herein shall mean Stellar and its respective successors and assigns. All references to the term "person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality of political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.

      16. Counterparts. This Guarantee may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Guarantee by facsimile shall have the same force and effect as the delivery of an original executed counterpart of this Guarantee. Any party delivering an executed counterpart of this Guarantee by facsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Guarantee.

      IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed and delivered by its duly authorized representative as of the day and year first above written.


GOAMERICA, INC.


By: /s/ Daniel R. Luis
    ------------------
Title: Chief Executive Officer